EXHIBIT 99.1

                          BANDAG, INCORPORATED AND SUBSIDIARIES

                                                                                (In thousands)
                                                                             Dec. 31,     Dec. 31,
Unaudited Condensed Consolidated Balance Sheets                                1999         1998
---------------------------------------------------------------------------------------------------
ASSETS:
Cash and cash equivalents                                                   $  50,633    $  37,912
Investments                                                                     9,461        9,721
Accounts receivable - net                                                     199,710      217,299
Inventories:
  Finished products                                                            93,696       96,889
  Materials & work-in-process                                                  16,826       14,845
                                                                            ---------    ---------
                                                                              110,522      111,734
Other current assets                                                           57,792       62,458
                                                                            ---------    ---------
  Total current assets                                                        428,118      439,124
Property, plant, and equipment                                                502,787      503,745
  Less accumulated depreciation                                              (304,802)    (290,699)
                                                                            ---------    ---------
                                                                              197,985      213,046
Other assets, net                                                              96,318      103,559
                                                                            ---------    ---------
  Total assets                                                              $ 722,421    $ 755,729
                                                                            =========    =========


LIABILITIES & STOCKHOLDERS' EQUITY:
Accounts payable                                                            $  33,472    $  38,286
Income taxes payable                                                           18,998       13,704
Accrued employee compensation and benefits                                     25,530       27,498
Accrued marketing expenses                                                     27,190       37,044
Other accrued expenses                                                         45,823       46,880
Short-term notes payable and current portion of other obligations               3,040       11,497
                                                                            ---------    ---------
  Total current liabilities                                                   154,053      174,909
Long-term debt and other obligations                                          111,151      109,757
Deferred income tax liabilities                                                 3,142        3,766
Stockholders' equity:
  Common Stock; $1 par value; authorized - 21,500,000 shares;
    Issued and outstanding - 9,088,403 shares in 1999; 9,083,797 in 1998        9,088        9,084
  Class A Common Stock; $1 par value; authorized - 50,000,000 shares;
    Issued and outstanding - 9,637,187 shares in 1999; 10,824,974 in 1998       9,637       10,825
  Class B Common Stock; $1 par value; authorized - 8,500,000 shares;
    Issued and outstanding - 2,045,251 shares in 1999; 2,046,577 in 1998        2,045        2,047
  Additional paid-in capital                                                    7,476        7,287
  Retained earnings                                                           456,247      452,274
  Equity adjustment from foreign currency translation                         (30,418)     (14,220)
                                                                            ---------    ---------
    Total equity                                                              454,075      467,297
                                                                            ---------    ---------
    Total liabilities & stockholders' equity                                $ 722,421    $ 755,729
                                                                            =========    =========


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
BANDAG, INCORPORATED AND SUBSIDIARIES


                                                                        (In thousands except per share data)
                                                                 Three Months Ended            Twelve Months Ended
Unaudited Condensed  Consolidated Statements of Earnings       12/31/99       12/31/98       12/31/99       12/31/98
Net sales                                                    $  263,167     $  274,975     $1,012,665     $1,059,669
Interest income                                                   1,535          1,807          6,098          8,961
Other income                                                      5,265          3,108          9,115         10,868
                                                             ----------     ----------     ----------     ----------
                                                                269,967        279,890      1,027,878      1,079,498
Cost of products sold                                           161,278        171,062        619,926        653,301
Engineering, selling, administrative and other expenses          77,512         80,193        292,635        311,707
Non-recurring charges                                            13,500           --           13,500          4,205
Interest expense                                                  2,489          1,933          9,727         10,772
                                                             ----------     ----------     ----------     ----------
                                                                254,779        253,188        935,788        979,985
                                                             ----------     ----------     ----------     ----------
Earnings before income taxes                                     15,188         26,702         92,090         99,513
Income taxes                                                      7,077          8,157         39,760         40,194
                                                             ----------     ----------     ----------     ----------
Net earnings                                                 $    8,111     $   18,545     $   52,330     $   59,319
                                                             ==========     ==========     ==========     ==========
Net earnings per share - Basic                               $     0.38     $     0.84     $     2.41     $     2.64
Net earnings per share - Diluted                             $     0.38     $     0.84     $     2.40     $     2.63
Cash dividends per share                                     $    0.295     $    0.285     $    1.150     $    1.110
Depreciation included in expense                             $   14,027     $   12,621     $   43,850     $   42,769
Amortization included in expense                             $    2,516     $    2,166     $    9,914     $    8,641
Average shares outstanding - Basic                               21,302         21,906         21,707         22,471
Average shares outstanding - Diluted                             21,342         22,008         21,764         22,559

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
                                                                          (In thousands)
                                                                       Twelve Months Ended
Unaudited  Condensed Consolidated Statements of Cash Flows           12/31/99       12/31/98
Operating Activities
  Net earnings                                                      $  52,330      $  59,319
  Provision for depreciation and amortization                          53,764         51,410
  Increase (decrease) in operating assets and liabilities - net         6,325        (24,121)
                                                                    ---------      ---------
    Net cash provided by operating activities                         112,419         86,608
Investing Activities
  Additions to property, plant and equipment                          (41,903)       (65,375)
  Proceeds from dispositions of property, plant, and equipment          3,503          4,128
  Purchases of investments                                            (11,784)       (20,941)
  Maturities of investments                                            12,044         12,795
  Payments for acquisitions of businesses                              (6,899)       (17,542)
                                                                    ---------      ---------
    Net cash used in investing activities                             (45,039)       (86,935)
Financing Activities
  Proceeds from short-term notes payable                                  538         48,590
  Principal payments on short-term notes payable
    and other long-term liabilities                                    (2,717)      (151,328)
  Cash dividends                                                      (25,001)       (24,867)
  Purchases of Common Stock and Class A Common Stock                  (25,082)       (29,353)
                                                                    ---------      ---------
    Net cash used in financing activities                             (52,262)      (156,958)
Effect of exchange rate changes on cash and cash equivalents           (2,397)        (1,203)
                                                                    ---------      ---------
    Increase (decrease) in cash and cash equivalents                   12,721       (158,488)
Cash and cash equivalents at beginning of year                         37,912        196,400
                                                                    ---------      ---------
    Cash and cash equivalents at end of year                        $  50,633      $  37,912
                                                                    =========      =========


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